GE PRIVATE ASSET MANAGEMENT FUNDS
GE CONTRA FUND

Supplement dated November 16, 2005
to the Prospectus dated January 28, 2005

Effective immediately, the section of the prospectus titled “Meet the Portfolio Managers” on page 9 is amended to read as follows:

“MEET THE PORTFOLIO MANAGERS

The advisory committee described below is primarily responsible for the day-to-day management of the Fund.

CSAM utilizes a team of portfolio managers and traders to manage the Fund (the “CSAM Committee”). The CSAM Committee presently includes Nelson Louie, Director, and Christopher Burton, Assistant Vice President. CSAM has served as sub-adviser since the Fund’s inception.

Nelson Louie, Director, is head of the derivatives team and also serves as a portfolio manager responsible for hedging strategies, transition and exposure management as well as enhanced index management. Prior to joining CSAM in 1993, he was an operations specialist with the funds management group at Bankers Trust. Mr. Louie holds a B.A. in Economics from Union College.

Christopher Burton, Assistant Vice President, is a Portfolio Manager and Trader specializing in derivatives. Prior to joining CSAM in 2005, he served as an Analyst and Derivatives Strategist with Putnam Investments where from 2002 to 2005 he developed analytical tools and managed options based yield enhancement strategies as well as exposure management strategies. Mr. Burton earned a B.S. in Economics with concentrations in Finance and Accounting from the University of Pennsylvania's Wharton School of Business.”